UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO

SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

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Virtus Equity Trust
Registration Nos. 811-00945 and 002-16590;
Virtus Opportunities Trust
Registration Nos. 811-07455 and 033-65137;
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Virtus Mutual Funds P.O. Box 9874 Providence, RI 02940-8074	Toll Free 800-243-1574 Virtus.com

November 2, 2016

Dear Fund Shareholder:

The enclosed information statement provides information about the following new investment subadvisory agreements for certain funds in the Virtus Mutual Funds complex:

1.	New investment subadvisory agreements between Virtus Investment Advisers, Inc. (“VIA”) and Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) with respect to the domestic equity portion of Virtus Strategic Allocation Fund (formerly Virtus Balanced Fund) and Virtus Tactical Allocation Fund, each a series of Virtus Equity Trust; and
2.	New investment subadvisory agreements between VIA and Duff & Phelps Investment Management Co. (“Duff & Phelps”) with respect to (i) Virtus International Equity Fund, a series of Virtus Opportunities Trust, and (ii) the international equity portion of Virtus Strategic Allocation Fund and Virtus Tactical Allocation Fund, each a series of Virtus Equity Trust.

Each of the above listed funds to be referred to individually as a “Fund” and collectively, the “Funds.”

On August 24, 2016, the Board of Trustees of each of Virtus Equity Trust and Virtus Opportunities Trust (the “Board” or the “Trustees”) approved the appointment of each of the above listed subadvisers to the Funds, replacing Euclid Advisors LLC as a subadviser of the Funds. Newfleet Asset Management, LLC, which also acts as a subadviser for each of Virtus Strategic Allocation Fund and Virtus Tactical Allocation Fund, will continue to serve as a subadviser for those Funds. Each of Kayne and Duff & Phelps (each individually a “Subadviser” and collectively, the “Subadvisers”) began managing Fund assets September 7, 2016, pursuant to interim subadvisory agreements.

VIA and each of Virtus Equity Trust and Virtus Opportunities Trust (each individually a “Trust” and collectively, the “Trusts”) are providing you with the enclosed information statement to inform you about the appointment of new subadvisers to the Funds. If you should have any questions regarding this change, please feel free to call Virtus Mutual Funds at (800) 243-1574. Thank you for your continued investment in the Virtus Mutual Funds.

Sincerely,

George R. Aylward
President, Virtus Mutual Funds

This letter has been prepared solely for the information of existing shareholders.

This letter is not authorized for distribution to prospective investors.

IMPORTANT NOTICE REGARDING

THE AVAILABILITY OF INFORMATION STATEMENT

Relating to

Trust	Funds
Virtus Equity Trust	Virtus Strategic Allocation Fund Virtus Tactical Allocation Fund
Virtus Opportunities Trust	Virtus International Equity Fund

c/o Virtus Mutual Funds P.O. Box 9874

Providence, RI 02940-8074

800-243-1574

As a shareholder of any one of the following Funds (each individually a “Fund” and collectively, the “Funds”):

Trust	Funds
Virtus Equity Trust	Virtus Strategic Allocation Fund Virtus Tactical Allocation Fund
Virtus Opportunities Trust	Virtus International Equity Fund

You are receiving this Notice regarding the Internet availability of an information statement relating to the appointment of new subadvisers to the Funds (the “Information Statement”). This Notice presents only an overview of a more complete Information Statement that is available to you on the Internet, or upon request, by mail. The Information Statement details important information regarding the appointment of new subadvisers to the Funds. We encourage you to access and review all of the important information contained in this Information Statement. The Information Statement is for informational purposes only, and you do not need to take any action.

Subject to the direction of the Board of Trustees of each of Virtus Equity Trust and Virtus Opportunities Trust (each individually a “Trust” and collectively, the “Trusts”), Virtus Investment Advisers, Inc. (“VIA”) is responsible for managing each Fund’s investment programs and for the general operations of the Funds, including oversight of the Funds’ subadvisers, and recommending their hiring, termination and replacement. At a meeting held on August 24, 2016, the Board of Trustees of the Trusts (the “Board” or the “Trustees”) approved the appointment of each of the below listed subadvisers (each individually a “Subadviser” and collectively, the “Subadvisers”) as a subadviser to the Funds, replacing Euclid Advisors LLC as a subadviser of the Funds, pursuant to the following subadvisory agreements (the “New Subadvisory Agreements”):

1.	New investment subadvisory agreements between VIA and Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) with respect to the domestic equity portion of Virtus Strategic Allocation Fund (formerly Virtus Balanced Fund) and Virtus Tactical Allocation Fund;
2.	New investment subadvisory agreements between VIA and Duff & Phelps with respect to Virtus International Equity Fund, and the international equity portion of Virtus Strategic Allocation Fund and Virtus Tactical Allocation Fund.

The Subadvisers began managing assets of the Funds on September 7, 2016, under interim subadvisory agreements. Prospectus supplements describing these and other changes were filed on or about September 7, 2016.

The appointment of the Subadvisers as subadvisers to the Funds under the New Subadvisory Agreements was effected on November 2, 2016, in accordance with Rule 17a-8 under the 1940 Act and an exemptive order (the “Order”) that the U.S. Securities and Exchange Commission granted to the Trusts permitting VIA to hire, terminate, and replace subadvisers without seeking the approval of Fund shareholders (subject to certain conditions). Consequently, the Trusts are not soliciting proxies to approve this change and you are requested not to send us a proxy. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new subadvisory agreement. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Funds will make the Information Statement available to you online.

The Information Statement will be available to review on the Internet at the addresses listed in the table below until at least February 6, 2017.

Fund	Information Statement Internet Address
Virtus International Equity Fund	https://www.virtus.com/our-products/mutual-fund/International-Equity/A
Virtus Strategic Allocation Fund	https://www.virtus.com/our-products/mutual-fund/Strategic-Allocation/A
Virtus Tactical Allocation Fund	https://www.virtus.com/our-products/mutual-fund/Tactical-Allocation/A

If you want a paper or email copy, you must request one. There is no charge to you for requesting a copy. To request a paper or email copy of the Information Statement please contact Virtus Mutual Funds by calling (800) 243-1574, or writing to virtus.investment.partners@virtus.com or Virtus Mutual Funds, P.O. Box 9874, Providence, Rhode Island 02940-8074. If you want to receive a paper or email copy of the Information Statement, you must request one no later than February 6, 2017.

A copy of each Fund’s most recent annual and/or semiannual report is also available free of charge via the Internet from the Our Products section of virtus.com, by calling Virtus Fund Services toll-free at 800-243-1574, or by writing to Virtus Mutual Funds at P.O. Box 9874, Providence, Rhode Island 02940-8074.

INFORMATION STATEMENT

VIRTUS EQUITY TRUST

VIRTUS OPPORTUNITIES TRUST

c/o Virtus Mutual Funds

P.O. Box 9874 Providence, RI 02940-8074

November 2, 2016

Notice Regarding New Subadvisers

Each of Virtus Equity Trust and Virtus Opportunities Trust (each a “Trust” and, together, the “Trusts”) is an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Virtus Equity Trust has 11 separate investment portfolios, including Virtus Strategic Allocation Fund (formerly Virtus Balanced Fund)(“Strategic Allocation Fund”) and Virtus Tactical Allocation Fund (“Tactical Allocation Fund”). Virtus Opportunities Trust has 29 separate investment portfolios, including Virtus International Equity Fund (“International Equity Fund” and, together with Strategic Allocation Fund and Tactical Allocation Fund, each individually a “Fund” and collectively, the “Funds”). Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”), acts as the investment adviser to the Funds and is located at 100 Pearl Street, Hartford, Connecticut 06103.

The primary purpose of this Information Statement is to provide you with important information on behalf of each Fund about the following new investment subadvisory agreements between VIA and each of the below listed subadvisers (each individually a “Subadviser” and collectively, the Subadvisers”):

1.	New investment subadvisory agreements between VIA and Kayne Anderson Rudnick Investment Management, LLC (“Kayne”) with respect to the domestic equity portion of the Strategic Allocation Fund and Tactical Allocation Fund; and
2.	New investment subadvisory agreements between VIA and Duff & Phelps Investment Management Co. (“Duff & Phelps”) with respect to the International Equity Fund, and the international equity portion of the Strategic Allocation Fund and Tactical Allocation Fund.

On August 24, 2016, the Board of Trustees of the Trusts (the “Board” or the “Trustees”) approved the appointment of each Subadviser as an additional subadviser to the Funds, replacing Euclid Advisors LLC (“Euclid”) as a subadviser of the Funds. Each Subadviser began acting as a subadviser to the Funds on September 7, 2016, pursuant to interim subadvisory agreements. Newfleet Asset Management, LLC also serves as a subadviser for each of the Strategic Allocation Fund and Tactical Allocation Fund and will continue to serve as a subadviser for those Funds.

The table below summarizes which subadvisers have been appointed to each Fund:

Trust/Fund	New Subadviser
Virtus Equity Trust
Strategic Allocation Fund (domestic equity portion)	Kayne
Tactical Allocation Fund (domestic equity portion)	Kayne
Strategic Allocation Fund (international equity portion)	Duff & Phelps
Tactical Allocation Fund (international equity portion)	Duff & Phelps
Virtus Opportunities Fund
International Equity Fund	Duff & Phelps

This Information Statement will be provided on or about November 7, 2016 to the Funds’ shareholders of record as of the close of business on October 25, 2016 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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A copy of each Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at https://www.virtus.com/our-products/prospectuses?term=QTRLY&fundCategory=&classCode=A&morningStarRating=, by calling 800-243-1574, or by writing Virtus Mutual Funds, P.O. Box 9874, Providence, Rhode Island 02940-8074. A copy of this Information Statement is also available via the Internet at the addresses listed in the table below.

Fund	Information Statement Internet Address
Virtus International Equity Fund	https://www.virtus.com/our-products/mutual-fund/International-Equity/A
Virtus Strategic Allocation Fund	https://www.virtus.com/our-products/mutual-fund/Strategic-Allocation/A
Virtus Tactical Allocation Fund	https://www.virtus.com/our-products/mutual-fund/Tactical-Allocation/A

Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Trusts and VIA have obtained an order under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act (the “Order”) that permits VIA, subject to certain conditions and without the approval of shareholders: (a) to select both unaffiliated subadvisers and wholly-owned affiliated subadvisers to manage all or a portion of the assets of a Fund, and to enter into subadvisory agreements with these subadvisers, and (b) to materially amend subadvisory agreements with these subadvisers. VIA has the responsibility to oversee subadvisers and recommend their hiring, termination, and replacement to the Board. The Board must approve any new subadvisory agreements implemented in reliance on the Order. The Order requires that shareholders of each Fund be provided with an information statement such as this one within 90 days of retaining a new subadviser.

APPOINTMENT OF NEW SUBADVISERS

VIA serves as investment adviser to each Fund pursuant to (i) an investment advisory agreement between VIA and Virtus Equity Trust, as last amended on June 25, 2010 (the “Equity Trust Advisory Agreement”), and (ii) an investment advisory agreement between VIA and Virtus Opportunities Trust, as last amended on February 8, 2016 (the “Opportunities Trust Advisory Agreement” and, together with the Equity Trust Advisory Agreement, each individually an “Advisory Agreement” and collectively, the “Advisory Agreements”). The Board, including a majority of Board members who are deemed not to be “interested persons” as defined in the 1940 Act (the “Independent Trustees”), last renewed the Advisory Agreements with respect to the Funds at a meeting held on November 19, 2015. Subject to the direction of the Board, VIA is responsible for managing the Funds’ investment programs and for the general operations of the Funds, including oversight of the Funds’ subadvisers, and recommending their hiring, termination and replacement.

VIA determined to recommend the appointment of each Subadviser to each applicable Fund, replacing Euclid as a subadviser of the Funds. In connection with the proposed appointment of the Subadvisers as subadvisers to the Funds, VIA also proposed revising the Funds’ principal investment strategies to accommodate the strategy to be employed by each Subadviser with respect to the Funds to which each Subadviser is assigned.

At a meeting of the Board held on August 24, 2016, VIA proposed that the Board approve (i) the appointment of each Subadviser to each applicable Fund, replacing Euclid as a subadviser of the Funds, and (ii) new subadvisory agreements with each Subadviser.

The Board approved the proposals, including the investment strategy described by each Subadviser for the relevant portion of each Fund to which such Subadviser was assigned. New subadvisory agreements by and between VIA and each Subadviser with respect to the Funds listed below were approved by a majority of the Trustees, including a majority of the Independent Trustees.

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New Subadvisory Agreements

Subadvisers	Virtus Equity Trust	Virtus Opportunities Trust
Kayne	Strategic Allocation Fund (domestic equity portion) Tactical Allocation Fund (domestic equity portion)	None
Duff & Phelps	Strategic Allocation Fund (international equity portion) Tactical Allocation Fund (international equity portion)	International Equity Fund

Each of the new subadvisory agreements is herein referred to individually as a “New Subadvisory Agreement” and collectively, the “New Subadvisory Agreements”.

THE NEW SUBADVISORY AGREEMENTS

The description of the New Subadvisory Agreements that follows is qualified in its entirety by reference to the copy of the form of subadvisory agreement included as Exhibit A attached hereto, which contains substantially the same terms as the New Subadvisory Agreements.

Term

Each New Subadvisory Agreement provides that it will remain in effect until December 31, 2017 and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. Each New Subadvisory Agreement is subject to termination at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Trust to which such Subadvisory Agreement applies, upon 30 days’ prior written notice to VIA and the applicable Subadviser, (ii) by the applicable Subadviser upon 30 days’ prior written notice to VIA and the applicable Trust, or (iii) by VIA upon 30 days’ written notice to the applicable Subadviser.

Services

Each Subadviser provides management services to the Funds to which such Subadviser is assigned with respect to assets, if any, allocated to it (“Allocated Portion”). The Subadvisers are subject to the investment objectives, policies and restrictions of the Trusts as they apply to each Fund to which the Subadviser is assigned and as set forth in such Trust’s then current prospectuses and statement of additional information filed with the SEC as part of such Trust’s registration statement, as may be periodically amended and provided to the Subadvisers by VIA, and to the investment restrictions set forth in the 1940 Act and the rules thereunder, to the supervision and control of the Board, and to instructions from VIA. A Subadviser shall not, without the prior written approval of the Fund to which such Subadviser is assigned, effect any transactions that would require such Fund at the time of the transaction to be out of compliance with any of such restrictions or policies. Except as expressly stated in the New Subadvisory Agreements, the Subadvisers are not responsible for aspects of the Funds’ investment programs other than managing the Allocated Portion in accordance with the terms and conditions of the New Subadvisory Agreements.

Limitation of Liability

Each New Subadvisory Agreement provides that a Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New Subadvisory Agreement, or in accordance with specific directions or instructions from a Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to such Fund as defined in such Fund’s prospectuses and Statement of Additional Information, or a material breach of any laws, rules, regulations or orders applicable to such Fund, and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the New Subadvisory Agreement.

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Subadvisory Fee

VIA, and not the Funds, pays subadvisory fees under the New Subadvisory Agreements. The Advisory Agreement between each Trust and VIA relating to the Funds remains in effect and the fees payable to VIA by the Funds under the Advisory Agreements do not change, so there is no increase in the management fees paid by the Funds as a result of the subadvisory fees paid under the New Subadvisory Agreements.

Effective Date

The New Subadvisory Agreements were approved by the Board, including, by a separate vote, the Independent Trustees of each Board, at an in-person meeting of the Board held on August 24, 2016. The interim subadvisory agreements were signed on September 7, 2016 and the New Subadvisory Agreements were signed on November 2, 2016. The Subadvisers began managing assets for the Funds on September 7, 2016 pursuant to the interim subadvisory agreements.

BOARD CONSIDERATIONS

As previously mentioned, the Board, including a majority of the Independent Trustees of the Board, approved the New Subadvisory Agreements at a meeting held on August 24, 2016. The Independent Trustees were separately advised by independent legal counsel throughout the process.

In considering the approval of the New Subadvisory Agreements, the Board requested and evaluated information provided by VIA and the Subadvisers which, in the Trustees’ view, constituted the information necessary for them to form a judgment as to whether the subadviser change would be in the best interests of the Funds and their shareholders.

The Board considered all the criteria separately with respect to the Funds and their shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Basis for the Board’s Approval

In making its determination with respect to the New Subadvisory Agreements, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided by the Subadvisers. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by each Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadvisers would provide portfolio management, compliance with the applicable Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would provide services under the Subadvisory Agreements and noted the breadth and depth of experience of the portfolio managers. In considering the approval of the New Subadvisory Agreements, the Board also considered each applicable Subadviser’s investment management process, including (a) the experience, capability and integrity of the Subadviser’s management and other personnel committed by the Subadviser to the applicable Fund; (b) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices. After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services to be provided by each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Funds.

•	Investment Performance. The Trustees considered performance reports and discussions at Board meetings throughout the year, as well as data furnished in connection with the contract consideration process for the Funds and the Subadvisers. The Subadvisers provided, and the Board considered, performance information of comparable accounts managed by the Subadvisers as applicable.

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o	With respect to the Strategic Allocation Fund and the Tactical Allocation Fund, the Board noted that the Euclid portfolio manager who managed the international equity portion of those Funds would continue in the same role with Duff & Phelps, and noted the international equity portion of those Funds outperformed the index for the 1- and 3-year periods and since the portfolio manager began managing the international equity portion of those Funds. The Board considered the investment performance of similarly managed products by Kayne, and noted they outperformed the equity portion of the Funds for the 1-, 3- and 5-year periods.

o	With respect to the International Equity Fund, the Board noted that the portfolio manager who managed the Fund with the previous subadviser would continue in the same role with Duff & Phelps, and noted the Fund outperformed the index for the year to date period, while it underperformed the index for the 1- and 3-year periods. The Board also noted that Duff & Phelps’ international strategy composite outperformed the relevant index for the 1-, 3- and 5-year periods.

After reviewing these and related factors, the Board concluded that each Subadviser’s overall performance was satisfactory.

•	Subadvisory Fee. The Board took into account that each Fund’s subadvisory fees are paid by VIA and not by the Funds, so that the Funds’ shareholders would not be directly impacted by those fees. The Subadvisers provided, and the Board considered, expense information of comparable accounts managed by the Subadvisers as applicable. The Board noted that there is no difference between the proposed subadvisory fees under the New Subadvisory Agreements and the subadvisory fees paid to Euclid under the previous subadvisory agreements. VIA will pay each Subadviser a fee at the rate of 50% of the advisory fee paid to the Adviser by the applicable Fund with respect to the portion of the Fund to which such Subadviser is assigned, after accounting for any applicable fee waiver and/or expense limitation agreement (the “Net Advisory Fee”). The Board concluded that the proposed subadvisory fees were fair and reasonable in light of services to be provided by the Subadvisers and all factors considered.

•	Profitability and economies of scale. In considering the expected profitability to a Subadviser of such Subadviser’s relationship with the applicable Funds, the Board noted that the fees under the New Subadvisory Agreements are paid by VIA out of the advisory fees that it receives under its advisory agreements with each of the Trusts and not by the Funds. In considering the reasonableness of the fees payable by VIA to the Subadvisers, the Board noted that, because the Subadvisers are affiliates of VIA, such profitability might be directly or indirectly shared by VIA, and therefore the Board considered the profitability together. As a result, the expected profitability to each Subadviser of its relationships with the Funds was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in each Subadviser’s management of the Funds to be a material factor in its consideration at this time.

•	Other Benefits. The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Funds. For instance the Board noted that the Subadvisers’ reputation in the brokerage community might result in greater assets in the Funds. The Board was also advised that there may be certain intangible benefits gained by the Subadvisers to the extent that serving the Funds could provide the opportunity to provide advisory services to additional Virtus funds or could enhance each Subadviser’s reputation in the marketplace, and, therefore, the subadvisory changes could enable each Subadviser to attract additional client relationships.

Based on all of the foregoing considerations, the Board, including the Independent Trustees of each Trust, determined that approval of the New Subadvisory Agreements was in the best interests of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the New Subadvisory Agreements with respect to the Funds.

INFORMATION ABOUT THE SUBADVISERS

Kayne Anderson Rudnick Investment Management, LLC (“Kayne”)

Kayne, an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”) and an affiliate of VIA, is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067. Kayne acts as subadviser to mutual funds and as investment adviser to institutions and individuals. As of June 30, 2016, Kayne has

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approximately $10.5 billion in assets under management. For its services as a subadviser, VIA pays Kayne at the rate of 50% of the Net Advisory Fee (domestic equity assets only) paid by each Fund for which Kayne acts as subadviser.

The following individual is responsible for the day-to-day management of the domestic equity portion of the Strategic Allocation Fund and Tactical Allocation Fund:

•	Doug Foreman, CFA. Mr. Foreman is Chief Investment Officer (since January 2014), (Co-chief Investment Officer, 2013), playing a leadership role in Kayne’s equity investment operations and is a member of the Executive Management Committee. Before joining Kayne in 2011, he was director of equities at HighMark Capital Management (2009 to 2011). Prior to HighMark, Mr. Foreman was retired for two years (2007 to 2008) and was group managing director and chief investment officer of U.S. equities at Trust Company of the West (TCW) (1994 - 2006).

The following is a list of the executive officers and management committee members of Kayne and their principal occupations. Mr. Aylward is also a Trustee and officer of the Trusts. The address for Messrs. Foreman and Rigali and Ms. Vanian is Kayne Anderson Rudnick Investment Management, LLC, 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067. The address for Messrs. Angerthal and Aylward is Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103.

Name	Position Held with Subadviser	Principal Occupation
Michael A. Angerthal	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Financial Officer of Virtus Investment Partners, Inc.

George R. Aylward	President and member of the Executive Management Committee	Director, President and Chief Executive Officer of Virtus Investment Partners, Inc.

Douglas Foreman	Chief Investment Officer and member of the Executive Management Committee	Chief Investment Officer and Portfolio Manager of Kayne

Stephen Rigali	Executive Vice President and member of the Executive Management Committee	Executive Vice President of Kayne

Jeannie Vanian	Chief Operating Officer and member of the Executive Management Committee	Chief Operating Officer of Kayne

As of the date of this Information Statement, Kayne serves as an investment adviser or subadviser to two other funds with an investment objective similar to that of the domestic equity portion of the Strategic Allocation Fund and Tactical Allocation Fund.

Duff & Phelps Investment Management Co. (“Duff & Phelps”)

Duff & Phelps, an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA located at 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606, acts as adviser and subadviser to open- and closed-end funds and as investment adviser to institutions and individuals. As of June 30, 2016, Duff & Phelps has approximately $10 billion in assets under management. For its services as a subadviser, VIA pays Duff & Phelps at the rate of 50% of the Net Advisory Fee (international equity assets only) paid by each Fund for which Duff & Phelps acts as subadviser.

The following individual is responsible for the day-to-day management of the International Equity Fund and the international equity portion of the Strategic Allocation Fund and Tactical Allocation Fund.

•	Frederick A. Brimberg. Mr. Brimberg is Senior Managing Director and International Equity Portfolio Manager at Duff & Phelps (since August 2016). Prior to joining Duff & Phelps, he was Senior Managing Director and International Equity Portfolio Manager at Euclid Advisors LLC, an affiliate of Duff & Phelps and VIA. Prior to joining Euclid, he was senior vice president and international portfolio manager at Avatar Associates (2006 to 2012), where he started the international portfolio is 2006. Earlier, he was vice

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president and portfolio manager at ING Investment Management and its predecessor Lexington Management, with a focus on global equity investing. Mr. Brimberg’s career spans 30-plus years in investment management, trading and capital markets, with positions at Brimberg & Co., and Lehman Brothers.

The following is a list of the directors and executive officers of Duff & Phelps and their principal occupations. Mr. Aylward is also a Trustee and officer of the Trusts. The address for Mr. Partain is Duff & Phelps Investment Management Co., 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. The address for Messrs. Angerthal and Aylward is Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103.

Name	Positions Held with Subadviser	Principal Occupation
Michael A. Angerthal	Director, Executive Vice President and Treasurer	Executive Vice President and Chief Financial Officer of Virtus Investment Partners, Inc.

George R. Aylward	Director and Chairman	Director, President and Chief Executive Officer of Virtus Investment Partners, Inc.

Nathan I. Partain	Director and Chief Investment Officer	Chief Investment Officer of Duff & Phelps

As of the date of this Information Statement, Duff & Phelps serves as an investment adviser or subadviser to two other funds with investment objectives similar to those of the International Equity Fund and the international equity portion of the Strategic Allocation Fund and Tactical Allocation Fund.

INFORMATION ABOUT VIA

VIA is located at 100 Pearl Street, Hartford, Connecticut 06103. VIA is a wholly-owned subsidiary of Virtus Partners, Inc., which is a wholly-owned subsidiary of Virtus, both of which are located at 100 Pearl Street, Hartford, Connecticut 06103. Virtus is an independent, publicly traded financial services company which, through its affiliates, provides asset management and related services to individuals and institutions. As of June 30, 2016 Virtus’ affiliated investment advisers had in aggregate approximately $47.4 billion in assets under management.

VIA compensates the Subadvisers out of the management fees it receives from each Fund. During each Fund’s most recent fiscal year, the Funds paid VIA the following:

Fund	Amount of Net Management Fees Paid During Most Recent Fiscal Year ($)	Percentage of Net Assets as of End of Most Recent Fiscal Year
International Equity Fund (1)	(42,950)	(0.86)%
Strategic Allocation Fund (2)	2,975,000	0.59%
Tactical Allocation Fund (2)	1,187,000	0.77%
(1)	Fiscal year ended September 30, 2016
(2)	Fiscal year ended March 31, 2016

From the above listed amounts,

(i)	VIA paid the following amounts in subadvisory fees to nonaffiliated subadvisers with respect to each of the Funds:

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Fund	Subadvisory Fees Paid to Nonaffiliated Subadvisers During Most Recent Fiscal Year ($)	Percentage of Net Assets as of End of Most Recent Fiscal Year
International Equity Fund (1)	0	0%
Strategic Allocation Fund (2)	0	0%
Tactical Allocation Fund (2)	0	0%
(1)	Fiscal year ended September 30, 2016
(2)	Fiscal year ended March 31, 2016

(ii)	VIA paid the following amounts in subadvisory fees to affiliated subadvisers with respect to each of the Funds:

Fund	Subadvisory Fees Paid to Affiliated Subadvisers During Most Recent Fiscal Year ($)	Percentage of Net Assets as of End of Most Recent Fiscal Year
International Equity Fund (1)	(20,381.08)	-0.41%
Strategic Allocation Fund (2)	1,490,440.06	0.30%
Tactical Allocation Fund (2)	593,337.89	0.39%
(1)	Fiscal year ended September 30, 2016
(2)	Fiscal year ended March 31, 2016

VP Distributors, LLC (“VP Distributors”), another wholly-owned indirect subsidiary of Virtus, serves as the national distributor of the Virtus Mutual Funds’ shares. Each Fund paid the following amounts to VP Distributors during each Fund’s most recent fiscal year for performing distribution services:

Fund	Distribution Fees Paid During Most Recent Fiscal Year ($)
International Equity Fund (1)	17,656
Strategic Allocation Fund (2)	1,696,000
Tactical Allocation Fund (2)	484,000
(1)	Fiscal year ended September 30, 2016
(2)	Fiscal year ended March 31, 2016

The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103. For each Fund’s most recent fiscal year, the Funds paid no brokerage fees to any affiliate.

Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent and transfer agent for the Virtus Mutual Funds. The principal office of Virtus Fund Services is located at 100 Pearl Street, Hartford, Connecticut 06103. The Funds paid the following amounts to Virtus Fund Services during each Fund’s most recent fiscal year for performing these services for the Funds:

Fund	Administrative and Transfer Agent Fees Paid During Most Recent Fiscal Year ($)
International Equity Fund (1)	9,521
Strategic Allocation Fund (2)	765,325
Tactical Allocation Fund (2)	240,619
(1)	Fiscal year ended September 30, 2016
(2)	Fiscal year ended March 31, 2016

The following persons serve as the principal executive officers of VIA at the address for VIA listed above and (except Messrs. Angerthal, Flynn and Fusco) also serve as Officers of the Trust: George R. Aylward, President;

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Francis G. Waltman, Executive Vice President; Michael A. Angerthal, Executive Vice President and Treasurer; Kevin J. Carr, Senior Vice President and Assistant Secretary; Mark S. Flynn, Executive Vice President, General Counsel and Secretary; David Fusco, Vice President and Chief Compliance Officer.

During each Fund’s most recent fiscal year, the Funds paid the following amounts in brokerage commissions:

Fund	Brokerage Commissions Paid During Most Recent Fiscal Year ($)
International Equity Fund (1)	12,223
Strategic Allocation Fund (2)	327,473
Tactical Allocation Fund (2)	111,731
(1)	Fiscal year ended September 30, 2016
(2)	Fiscal year ended March 31, 2016

The Funds do not allocate portfolio brokerage on the basis of the sale of shares, although brokerage firms whose customers purchase shares of the Funds may execute trades for the Funds and participate in brokerage commissions.

CHANGES IN THE FUNDS’ INVESTMENT

STRATEGIES AND RISKS

Kayne Subadvised Funds

In connection with the appointment of Kayne as subadviser to the domestic equity portion of the Strategic Allocation Fund and Tactical Allocation Fund, the Board of Virtus Equity Trust also approved changes in the Funds’ principal investment strategies effective September 7, 2016. The investment objectives of the Funds did not change. Under Kayne’s management, the Funds will invest in a select group of large-cap growth companies believed to be undervalued relative to their future growth potential. This investment strategy emphasizes investment in companies with a competitive advantage, strong management and low financial risk that are able to grow over market cycles, despite their discounted valuations.

The following Principal Investment Risks have been added to the prospectuses of each Fund to be subadvised by Kayne:

•	Growth Stocks Risk. The risk that the fund’s investments in growth stocks will be more volatile than investments in other types of stocks, or will perform differently from the market as a whole and from other types of stocks.

•	Large Market Capitalization Companies Risk. The risk that the value of investments in larger companies may not rise as much as smaller companies, or that larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Additional changes to the Funds’ investment strategies and other changes to the Funds’ prospectuses are further described in the prospectus supplement for each Fund filed on September 7, 2016.

In addition, the Strategic Allocation Fund changed its name from “Virtus Balanced Fund” on October 11, 2016 as described in the supplement to the Strategic Allocation Fund’s prospectus filed on September 7, 2016.

Duff & Phelps Subadvised Funds

No changes to the investment strategies of the International Equity Fund and the international equity portion of the Strategic Allocation Fund and Tactical Allocation Fund resulted from the appointment of Duff & Phelps as a new subadviser of the Funds because the portfolio manager has not changed.

Additional changes to the Funds’ prospectuses are further described in the prospectus supplements for each Fund filed on September 7, 2016.

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SHARE OWNERSHIP INFORMATION

The following table shows the number of shares of each Fund that were issued and outstanding as of the Record Date.

Fund	Shares Outstanding
International Equity Fund	478,473.239
Strategic Allocation Fund	35,134,718.429
Tactical Allocation Fund	16,886,506.979

The table in Exhibit B attached hereto shows those shareholders who beneficially owned 5% or more of the outstanding shares of the Funds as of the Record Date.

As of the Record Date, the officers and Trustees of the Trusts, as a group, owned less than 1% of the outstanding shares of each Fund.

HOUSEHOLDING OF MATERIALS

The Trusts may send only one copy of this Information Statement and the semi-annual and annual reports to those households in which multiple shareholders share the same address, unless the Trusts received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of a Trust and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Virtus Mutual Funds by calling (800) 243-1574, or writing to VP Distributors, LLC, 100 Pearl Street, Hartford, Connecticut 06103. If you share the same address as multiple shareholders and would like the Trust to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact VP Distributors at the above phone number or post office address.

FUTURE SHAREHOLDER MEETINGS

As Delaware statutory trusts, the Trusts do not hold shareholder meetings unless required by the 1940 Act. The Trusts relied upon an Order to appoint each of the Subadvisers to the Funds without a shareholder meeting. The Trusts do not anticipate holding a further meeting of shareholders in 2016. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

Kevin J. Carr

Virtus Investment Partners, Inc.

100 Pearl Street

Hartford, Connecticut 06103

Proposals must be received in a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

By Order of the Board of Trustees of Virtus Equity Trust and Virtus Opportunities Trust.

Kevin J. Carr

Senior Vice President, Chief Legal Officer, Counsel and Secretary

Virtus Equity Trust and Virtus Opportunities Trust

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Exhibit A

FORM OF SUBADVISORY AGREEMENT

VIRTUS [     ] TRUST

VIRTUS [     ]

VIRTUS [     ]

FORM OF SUBADVISORY AGREEMENT

______ __, 2016

[NAME OF SUBADVISER]

[ADDRESS]

[CITY, STATE, ZIP]

RE:	Subadvisory Agreement

Ladies and Gentlemen:

Virtus [     ] Trust (the “Fund”) is an open-end investment company of the series type registered under the Investment Company Act of 1940 (the “Act”), as amended, and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series, including [_______] and [_______] (sometimes hereafter referred to as the “Series”).

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Employment as a Subadviser. The Adviser, being duly authorized, hereby employs [______] (the “Subadviser”) as a discretionary series adviser to invest and reinvest that discrete portion of the assets of the Series designated by the Adviser (the “Designated Series”) as set forth on Schedule F attached hereto on the terms and conditions set forth herein. It is acknowledged and agreed that the Adviser may appoint from time to time other subadvisers in addition to the Subadviser to manage the assets of the Series that do not constitute the Designated Series and nothing in this Agreement shall be construed or interpreted to grant the Subadviser an exclusive arrangement to act as the sole subadviser to the Series. It is further acknowledged and agreed that the Adviser makes no commitment to designate any portion of the Series assets to the Subadviser as the Designated Series.

2.	Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series adviser of the Designated Series and agrees to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3.	Services of Subadviser. In providing management services Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Series and as set forth in the Fund’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the “Trustees”), and to instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies. Except as expressly set forth in this Agreement, the Subadviser shall not be responsible for aspects of the Series’ investment program other than managing the Designated Series in accordance with the terms and conditions of this Agreement, including without limitation the requirements of this Section 3 and Schedule D of this Agreement.

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4.	Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute the Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.	In placing orders for the sale and purchase of securities for the Designated Series, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Designated Series, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Designated Series, as to which the Subadviser exercises investment discretion, notwithstanding that the Designated Series may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Designated Series a lower commission on the particular transaction.

B.	The Subadviser may manage other portfolios and expects that the Designated Series and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.

C.	The Subadviser shall not execute any Series transactions for the Designated Series with a broker or dealer that is (i) an “affiliated person” (as defined in the Act) of the Fund, the Subadviser, any subadviser to any other Series of the Fund, or the Adviser; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter; in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund or the Adviser, and applicable policies and procedures.

D.	Consistent with its fiduciary obligations to the Fund in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such

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transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with applicable policies and procedures.

6.	Proxies.

A.	Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Designated Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Designated Series in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. With the Adviser’s approval, the Subadviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Designated Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Designated Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Designated Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Designated Series.

7.	Prohibited Conduct. In providing the services described in this Agreement, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. regarding transactions for the Fund in securities or other assets. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8.	Information and Reports.

A.	The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall

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provide the Adviser and the Trustees with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.	Limitation of Liability. Except as otherwise stated in this Agreement, the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Designated Series as defined in the Prospectus and Statement of Additional Information, or a material breach of any laws, rules, regulations or orders applicable to the Designated Series, and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

11.	Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Designated Series in composite performance statistics regarding one or more groups of Subadviser's clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements

A.	The Subadviser represents, warrants and agrees that:

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1.	It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

2.	It will maintain, keep current and preserve such records on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder as are required of an investment adviser of a registered investment company (to the extent applicable). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

3.	It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

4.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, written policies and procedures reasonably designed to prevent violation, by it and its supervised persons, of the Advisers Act and the rules that the SEC has adopted under the Advisers Act. Throughout the term of this Agreement, the Subadviser shall provide the Adviser with any certifications, information and access to personnel and resources (including those resources that will permit testing of Subadviser’s compliance policies by the Adviser) that the Adviser may reasonably request to enable the Fund to comply with Rule 38a-1 under the Act. The Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

5.	The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The

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Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Designated Series.

B.	The Fund represents, warrants and agrees that:

1.	the Fund is a statutory trust established pursuant to the laws of State of Delaware;

2.	the Fund is duly registered as an investment company under the 1940 Act;

3.	the execution, delivery and performance of this Agreement are within the Fund’s powers, have been and remain duly authorized by all necessary action (including without limitation all necessary approvals and other actions required under the 1940 Act) and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Fund;

4.	no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

5.	this Agreement constitutes a legal, valid and binding obligation enforceable against the Fund in accordance with its terms.

C.	The Adviser represents, warrants and agrees that:

1.	The Adviser is a corporation duly established, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and is duly qualified to do business and is in good standing under the laws of each jurisdiction where the failure to so qualify would have a material adverse effect on its business;

2.	Adviser is duly registered as an “investment adviser” under the Advisers Act;

3.	Adviser has been duly appointed by the Trustees and shareholders of the Fund to provide investment services to the Fund as contemplated by the advisory contract;

4.	the execution, delivery and performance of this Agreement are within Adviser’s powers, have been and remain duly authorized by all necessary corporate action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on Adviser;

5.	no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

6.	this Agreement constitutes a legal, valid and binding obligation enforceable against Adviser.

14.	No Personal Liability. Reference is hereby made to the Declaration of Trust establishing the Fund, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Opportunities Trust” refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any

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personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Trustees and the shareholders of the Series as and to the extent required by the Act, subject to any applicable orders of exemption issued by the SEC.

16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 2017. This agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

17.	Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act), upon 30 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 30 days’ prior written notice to the Adviser and the Fund, or (iii) by the Adviser upon 30 days’ written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately upon the material breach by the Subadviser of this Agreement or by the Subadviser immediately upon the material breach by the Adviser of this Agreement. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the Act and the rules promulgated thereunder. Provisions of this Agreement relating to indemnification shall survive any termination of this Agreement.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To Virtus or the Fund at:

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, Connecticut 06103

Attn: Kevin J. Carr

Telephone: (860) 263-4791

Facsimile: (860) 241-1024

E-mail: kevin.carr@virtus.com

A-7

(b)	To the Subadviser at:

[NAME]

[ADDRESS]

[CITY, STATE, ZIP]

Attn: [_______], [_______]

Telephone: [_______]

Facsimile: [_______]

Email: [_______]

21.	Certifications. The Subadviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser’s duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22.	Indemnification. The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Paragraph shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.

The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 6 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.

A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement

A-8

of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

No party will be liable to another party for consequential damages under any provision of this Agreement.

23.	Relationship of Parties. By virtue of this Agreement, the Adviser, the Fund and Subadviser are not partners or joint venturers with each other and nothing in this Agreement shall be construed so as to make them partners or joint venturers or impose any liability as such on either of them. Subadviser shall perform its duties under this Agreement as an independent contractor and not as an agent of the Fund, the Trustees or the Adviser.

24.	Receipt of Disclosure Document. The Fund and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business.

25.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

[signature page follows]

A-9

VIRTUS [ ] TRUST

By:
Name:
Title:

VIRTUS INVESTMENT ADVISERS, INC.

By:
Name:
Title:

ACCEPTED:

[SUBADVISER NAME]

By:
Name:
Title:

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

A-10

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for trade information to be supplied in a secure manner by the Subadviser to the Fund’s Service Providers, including: JPMorgan Chase Bank, National Association (the “Custodian”), Virtus Fund Services (the “Fund Administrator”) BNY Mellon Investment Servicing (US) Inc., (the “Sub-Accounting Agent”), any Prime Broker to the Series, and all other Counterparties/Brokers as required. The Subadviser must furnish the Fund’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Sub-Accounting Agent and Prime Broker/Counterparties and designated persons of the Fund. Trade information sent to the Custodian, Fund Administrator, Sub-Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Series.

The Sub-Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Sub-Accounting Agent no later than 4:30 p.m. (Eastern Time) on the day of the trade each day the Fund is open for business. All other executed trades must be delivered to the Sub-Accounting Agent on Trade Date plus 1 by Noon (Eastern Time) to ensure that they are part of the Series’ NAV calculation. (The Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Sub-Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Series. The data to be sent to the Sub-Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Sub-Accounting Agent and designated persons of the Fund and shall include (without limitation) the following:

1.	Transaction type (e.g., purchase, sale, open, close, put call);
2.	Security type (e.g., equity, fixed income, swap, future, option, short, long);
3.	Security name;
4.	Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);
5.	Number of shares and par, original face, contract amount, notional amount;
6.	Transaction price per share (clean if possible);
7.	Strike price;
8.	Aggregate principal amount;
9.	Executing broker;
10.	Settlement agent;
11.	Trade date;
12.	Settlement date;
13.	Aggregate commission or if a net trade;
14.	Interest purchased or sold from interest bearing security;
15.	Net proceeds of the transaction;
16.	Trade commission reason: best execution, soft dollar or research (to be provided quarterly);
17.	Derivative terms;
18.	Non-deliverable forward classification (to be provided quarterly);
19.	Maturity/expiration date; and
20.	Details of margin and collateral movement.

A-11

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellations thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Fund.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:
(i)	The sale of shares of the Fund by brokers or dealers.
(ii)	The supplying of services or benefits by brokers or dealers to:
(a)	The Fund,
(b)	The Adviser,
(c)	The Subadviser, and
(d)	Any person other than the foregoing.
(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.
B.	Shall show the nature of the services or benefits made available.
C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

5.	Records as necessary under Board approved Virtus Mutual Funds policies and procedures, including without limitation those related to valuation determinations.

*Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

A-12

SCHEDULE C

SUBADVISORY FEE

(a)       For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, at the annual rate stated below. The fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of each Designated Series shall be valued as set forth in the then current registration statement of the Fund.

(b)

Name of Series	Proposed Subadvisory Fee to be Paid by VIA to [INSERT SUBADVISER’S NAME]
Virtus [ ] Fund	[__]% of the net advisory fee payable to the adviser
Virtus [ ] Fund	[__]% of the net advisory fee payable to the adviser

For this purpose, the “net advisory fee” means the advisory fee paid to the Adviser after accounting for any applicable fee waiver and/or expense limitation agreement, which shall not include reimbursement of the Adviser for any expenses or recapture of prior waivers.  In the event that the Adviser waives its entire fee and also assumes expenses of the Fund pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount.  However, because the Subadviser shares the fee waiver and/or expense assumption equally with the Adviser, if during the term of this Agreement the Adviser later recaptures some or all of the fees so waived or expenses so assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser 50% of the amount recaptured.

A-13

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the assets of the Designated Series, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of assets of the Designated Series in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

(e)	Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(f)	Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

A-14

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR and Form N-Q Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Fund.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.	In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

A-15

I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

e.	Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Sudan.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

A-16

SCHEDULE F

DESIGNATED SERIES

[_________]

A-17

Exhibit B

SHARE OWNERSHIP INFORMATION

PRINCIPAL SHAREHOLDER NAME AND ADDRESS	FUND/CLASS	SHARES	PERCENTAGE (%) OF CLASS OUTSTANDING
AMERICAN ENTERPRISE INVESTMENT SVC*	VIRTUS INTERNATIONAL EQUITY FUND-CLASS A	46,347.96	36.63%
FBO #XXXX9970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	VIRTUS STRATEGIC ALLOCATION FUND-CLASS C	132,843.91	5.12%
ANNE CHRISTINE SUTTON HILTY PORTLAND OR 97219-3713	VIRTUS STRATEGIC ALLOCATION FUND-CLASS B	8,001.00	28.82%
BNYM I S TRUST CO CUST FOR THE SEP IRA OF ROBERT G WELCH AUSTIN TX 78731-1158	VIRTUS INTERNATIONAL EQUITY FUND-CLASS A	12,197.88	9.64%
BNYM I S TRUST CO CUST FOR THE NON-DFI SIMPLE IRA OF JANET FRECHETTE WEST SUFFIELD CT 06093-2804	VIRTUS STRATEGIC ALLOCATION FUND-CLASS B	1,880.07	6.77%
BNYM I S TRUST CO CUST FOR THE NON-DFI SIMPLE IRA OF JAMES E QUILL STRATFORD CT 06614-8942	VIRTUS TACTICAL ALLOCATION FUND-CLASS B	1,026.19	6.44%
BNYM I S TRUST CO ROTH CONTRIBUTION IRA 98 CHERYL A LYMAN SANTEE CA 92071-2852	VIRTUS TACTICAL ALLOCATION FUND-CLASS B	838.37	5.26%
CHARLES SCHWAB & CO INC* SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	VIRTUS TACTICAL ALLOCATION FUND-CLASS B	2,383.08	14.95%
FIRST CLEARING LLCC* SPECIAL CUSTODY ACCT	VIRTUS INTERNATIONAL EQUITY FUND-CLASS I	22,014.55	8.52%
FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	VIRTUS STRATEGIC ALLOCATION FUND-CLASS C	469,178.66	18.07%
2801 MARKET STREET ST LOUIS MO 63103	VIRTUS TACTICAL ALLOCATION FUND-CLASS A	1,231,556.81	7.53%
	VIRTUS TACTICAL ALLOCATION FUND-CLASS B	2,317.17	14.54%
	VIRTUS TACTICAL ALLOCATION FUND-CLASS C	100,463.60	19.57%
LPL FINANCIAL* OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	VIRTUS INTERNATIONAL EQUITY FUND-CLASS C	19,220.45	20.55%

B-1

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS*	VIRTUS STRATEGIC ALLOCATION FUND-CLASS C	261,436.56	10.07%
ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 3RD FL JACKSONVILLE FL 32246-6484	VIRTUS TACTICAL ALLOCATION FUND-CLASS C	32,716.85	6.37%
MORGAN STANLEY SMITH BARNEY*	VIRTUS STRATEGIC ALLOCATION FUND-CLASS C	240,412.23	9.26%
HARBORSIDE FINANCIAL CTR PLZ 2 FL 3	VIRTUS TACTICAL ALLOCATION FUND-CLASS A	1,052,151.87	6.43%
JERSEY CITY NJ 07311	VIRTUS TACTICAL ALLOCATION FUND-CLASS C	163,449.27	31.84%
NATIONAL FINANCIAL SERVICES LLC*	VIRTUS INTERNATIONAL EQUITY FUND-CLASS A	25,532.84	20.18%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS	VIRTUS INTERNATIONAL EQUITY FUND-CLASS C	5,080.10	5.43%
ATTN MUTUAL FUNDS DEPT 4TH FLOOR	VIRTUS INTERNATIONAL EQUITY FUND-CLASS I	40,148.78	15.54%
499 WASHINGTON BLVD JERSEY CITY NJ 07310	VIRTUS STRATEGIC ALLOCATION FUND-CLASS A	1,686,065.70	5.19%
	VIRTUS STRATEGIC ALLOCATION FUND-CLASS B	2,067.46	7.45%
	VIRTUS TACTICAL ALLOCATION FUND-CLASS A	858,686.53	5.25%
	VIRTUS TACTICAL ALLOCATION FUND-CLASS C	34,930.90	6.81%
PERSHING LLC* 1 PERSHING PLAZA	VIRTUS INTERNATIONAL EQUITY FUND-CLASS A	8,315.96	6.57%
JERSEY CITY NJ 07399-0002	VIRTUS INTERNATIONAL EQUITY FUND-CLASS C	23,337.47	24.95%
	VIRTUS INTERNATIONAL EQUITY FUND-CLASS I	73,767.72	28.55%
	VIRTUS STRATEGIC ALLOCATION FUND-CLASS A	1,665,131.17	5.12%
	VIRTUS STRATEGIC ALLOCATION FUND-CLASS C	196,597.91	7.57%
	VIRTUS TACTICAL ALLOCATION FUND-CLASS C	51,011.07	9.94%
RAYMOND JAMES* OMNIBUS FOR MUTUAL FUNDS	VIRTUS INTERNATIONAL EQUITY FUND-CLASS C	20,572.47	22.00%
HOUSE ACCT FIRM XXXX0015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	VIRTUS STRATEGIC ALLOCATION FUND-CLASS C	251,788.61	9.70%
UBS WM USA* XXX XXXXX 6100 OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	VIRTUS TACTICAL ALLOCATION FUND-CLASS C	42,932.75	8.36%
VIRTUS PARTNERS INC 100 PEARL ST 8TH FL	VIRTUS INTERNATIONAL EQUITY FUND-CLASS A	9,905.25	7.83%
HARTFORD CT 06103-4500	VIRTUS INTERNATIONAL EQUITY FUND-CLASS C	9,922.32	10.61%
	VIRTUS INTERNATIONAL EQUITY FUND-CLASS I	80,097.30	31.00%

*These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

B-2